                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) April 18, 2001
                                                    -------------


                                  EARTHWEB INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                000-25107                   13-3899472
--------------------------------------------------------------------------------
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                            Identification No.)


3 PARK AVENUE 33rd Floor, New York, New York                  10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code (212) 725-6550
                                                           --------------

                                Not Applicable
                                --------------
    (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

        On April 18, 2001, EarthWeb Inc. (the "Company") dismissed its prior independent accountants, PricewaterhouseCoopers LLP, and retained as its new independent accountants, Ernst & Young LLP. PricewaterhouseCoopers LLP reports on the Company's financial statements for the two most recent fiscal years (i.e., the fiscal years ended December 31, 2000 and December 31, 1999) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

        During the Company's last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

        None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date hereof. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

        The Company has requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of such letter, dated April 23, 2001 is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

 (c) Exhibits

        16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 EARTHWEB INC.

Date:  April 24, 2001             /s/ Michael P. Durney
                                 -----------------------
                                 Michael P. Durney
                                 Senior Vice President, Finance
                                 and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.